Exhibit 10.3

THIS COMMON STOCK PURCHASE WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THE COMMON STOCK PURCHASE WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

JAMESON STANFORD RESOURCES CORPORATION

COMMON STOCK PURCHASE WARRANT

Jameson Stanford Resources Corporation, a Nevada corporation (the “Company”), hereby agrees that, for value received, Joseph Marchal (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m. ET, on September 30, 2015, five hundred thousand (500,000) shares of Common Stock of the Company (the “Common Stock”), at an exercise price of $1.00 per share, subject to adjustment (the “Exercise Price”). This Common Stock Purchase Warrant (the “Warrant”) was offered as part of a private securities offering of Convertible Redeemable Promissory Notes and Common Stock Purchase Warrants, the terms of which are described in such respective agreements executed by the Holder of same date herewith (the “Offering”).

1.	EXERCISE OF WARRANT. The purchase rights granted by this Warrant shall be exercised in whole or in part by the Holder surrendering this Warrant with the form of exercise document attached hereto duly executed by such Holder, to the Company at its principal office, accompanied by cash or by certified check or by bank wire transfer in immediately available funds payable to the order of the Company for the purchase price payable in respect of the shares of Common Stock being purchased (the “Warrant Shares”). If less than all of the shares purchasable hereunder are purchased, the Company will, upon such exercise, execute and deliver to the Holder hereof a new Warrant (dated the date hereof) evidencing the number of shares not so purchased.

Net Issue Exercise. In lieu of exercising this Warrant, the Holder may elect to receive Warrant Shares equal to the value of this Warrant by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder the number of Warrant Shares computed using the following formula:

1

	X	=	Y*(Z-T)/Z
Where:	X	=	the number of Warrant Shares to be issued to the Holder.
	Y	=	the number of Warrant Shares purchasable hereunder.
	Z	=	the market value of one Share of Common Stock on the date of determination.
	T	=	the per share Exercise Price (as adjusted).

Market Value. For purposes of this Section 1, the per share market value of the Warrant Shares shall be the average of the closing prices of the Common Stock as quoted on the Over-the-Counter Bulletin Board, or the principal exchange on which the Common Stock is listed, for the fifteen trading days ending five trading days prior to the date of determination of market value.

As soon as practicable after any exercise of this Warrant and payment of the purchase price (if applicable), the Company will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder may direct, a certificate or certificates representing the Warrant Shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

“The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated August 19, 2013 issued by Jameson Stanford Resources Corporation, a copy of which is available for inspection at the offices of Jameson Stanford Resources Corporation. Transfer may not be made except in accordance with the terms of the Common Stock Purchase Warrant. In addition, no sale, offer to sell or transfer of this Common Stock Purchase Warrant or the shares of common stock represented by this certificate shall be made unless a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to such shares is then in effect or an exemption from the registration requirements of the Securities Act is then in fact applicable to such shares.”

2. NEGOTIABILITY AND TRANSFER. This Warrant is issued upon the following terms, to which each Holder hereof consents and agrees:

(a) Until this Warrant is duly transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.

(b) Each successive Holder of this Warrant, or of any portion of the rights represented thereby, shall be bound by the terms and conditions set forth herein.

2

3. STOCK SPLIT; STOCK DIVIDENDS; REORGANIZATIONS. If the Company shall at any time hereafter subdivide or combine its outstanding shares of common stock, or declare a dividend payable in common stock, the exercise price hereof in effect immediately prior to the subdivision, combination or record date for such dividend payable in common stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in common stock, and the number of shares purchasable upon exercise of this Warrant immediately preceding such event shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination or dividend payable in common stock and against the number of shares purchasable upon the exercise of this Warrant immediately preceding such event, so as to achieve an exercise price and number of shares purchasable after such event proportional to such exercise price and number of shares purchasable immediately preceding such event.

(a) No fractional shares are to be issued upon the exercise of the Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of the Common Stock on the day of exercise as determined in good faith by the Company.

(b) In case of any capital reorganization or any reclassification of the common stock of the Company, or in the case of any consolidation with or merger of the Company into or with another entity or the sale of all or substantially all of its assets to another entity, which is effected in such a manner that the Holders of common stock shall be entitled to receive stock, securities or assets with respect to or in exchange for common stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Holder of the Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the Holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, merger or sale, the Holder had held the number of shares which were then purchasable upon the exercise of the Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of the Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of the Warrant.

(c) When any adjustment is required to be made in the exercise price, initial or adjusted, the Company shall forthwith determine the new exercise price, and (i) prepare and retain on file a statement describing in reasonable detail the method used in arriving at the new exercise price, and (i) cause a copy of such statement to be mailed to the Holder of the Warrant as of a date within ten (10) days after the date when the circumstances giving rise to the adjustment occurred.

3

4. NOTICES. The Company shall mail to the registered Holder of the Warrant, at his or her last known post office address appearing on the books of the Company, not less than fifteen (15) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of common stock entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the Holders of common stock entitled to notice of and to vote at a meeting of shareholders at which any capital reorganization, reclassification of common stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company’s assets shall be considered and acted upon.

5. RESERVATION OF COMMON STOCK. A number of shares of common stock sufficient to provide for the exercise of the Warrant and the shares of common stock included therein upon the basis herein set forth shall at all times be reserved for the exercise hereof.

6. MISCELLANEOUS. Whenever reference is made herein to the issue or sale of shares of common stock, the terms “common stock” or “shares” shall include any stock of any class of the Company other than preferred stock that has a fixed limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company.

(a) The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will, at all times in good faith, assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of all other action which may be necessary in order to protect the rights of the Holder hereof against dilution.

(b) The representations, warranties and agreements herein contained shall survive the exercise of this Warrant. References to the “Holder of” include the immediate Holder of shares purchased on the exercise of this Warrant, and the word “Holder” shall include the plural thereof. This Warrant shall be interpreted under the laws of the State of Nevada.

(c) All shares or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and non assessable, and the Company will pay all taxes in respect of the issuer hereof.

(d) Notwithstanding anything contained herein to the contrary, the Holder of this Warrant shall not be deemed a shareholder of the Company for any purpose whatsoever until and unless this Warrant is duly exercised or converted.

4

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of this 19th day of August 2013.

JAMESON STANFORD RESOURCES CORPORATION

By:	/s/ Michael Stanford
Name:	Michael Stanford

Title:	President & Chief Executive Officer

Date:	August 19, 2013

5

Exhibit to Common Stock Purchase Warrant dated August 19, 2013

NOTICE OF EXERCISE OF WARRANT TO PURCHASE SHARES OF

COMMON STOCK OF JAMESON STANFORD RESOURCES CORPORATION

The undersigned does by this notice request that Jameson Stanford Resources Corporation, a Nevada corporation (the “Company”), issue to the undersigned that number of shares of Common Stock of the Company specified below (the “Shares”) at the price per Share specified below pursuant to the exercise of the undersigned’s rights under the Common Stock Purchase Warrant (the “Warrant”) dated August 19, 2013.

Simultaneously herewith, the undersigned delivers to the Company the purchase price for the Shares (i.e., that amount which is obtained by multiplying the number of Shares for which the Warrant is being exercised by the price specified), by good funds. In the event of Net Issue Exercise no payment is required.

The undersigned hereby represents and warrants that the undersigned is acquiring the Shares for the undersigned’s own account and not on behalf of any other person and without any present view to making a public offering or distribution of same and without any present intention of selling same at any particular time or at any particular price or upon the occurrence of any particular event or circumstance.

The undersigned acknowledges and understands that in connection with the acquisition of the Shares by the undersigned:

1.	The Company has informed the undersigned that the Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities or Blue Sky law or laws, and thus the Shares may not be transferred or otherwise disposed of until the Shares are subsequently registered under the Securities Act and the applicable state securities or Blue Sky law or laws or an ex-emption from such registration requirements is available.

2.	The undersigned has been informed that a legend referring to the restrictions indicated herein on transferability and sale will be placed upon the certificate(s) evidencing the Shares.

3.	The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act, as amended.

4.	If the undersigned is required to file a Form 144 with the Securities and Exchange Commission in connection with sales of the Shares pursuant to Rule 144 under the Act, the undersigned shall mail a copy of such Form to the Company at the same time and each time the undersigned mails a copy to the Securities and Exchange Commission.

6

Cash Exercise:

A.	Date of Warrant: August 19, 2013

B	.Number of Shares purchasable under Warrant: 500,000

C.	Number of Shares of Common Stock to be purchased at this time: _________________

D.	Exercise price per Share: $1.00

E.	Aggregate price to be paid for Shares actually purchased (D*C) = $__________________

OR

Net Issue Exercise:

A.	Date of Warrant: August 19, 2013

B.	Number of Warrant Shares covered by Warrant: 500,000 (Y)

C.	Market value of one Share of Common Stock (Z)

D.	Exercise price per Share: $1.00 (T)

E.	Number of Warrant Shares to be issued to the Holder:_________________(X)
Where: X = Y*(Z-T)/Z

PURCHASER

By:	/s/ Joseph Marchal

Name:	Joseph Marchal

Date:

7